Allstate Life Insurance Company
                 Allstate Financial Advisors Separate Account I

                        Supplement dated October 15, 2003
                                       to
                          Prospectii dated May 1, 2003
 for the Morgan Stanley Variable Annuity II, Morgan Stanley Variable Annuity 3,
               and Morgan Stanley Variable Annuity 3 AssetManager


This supplement amends the May 1, 2003 prospectii for the Morgan Stanley Variable Annuity II, Morgan Stanley Variable Annuity 3 and Morgan Stanley Variable Annuity 3 AssetManager contracts (each, a "Contract"), offered by Allstate Life Insurance Company. Please keep this supplement for future reference together with your prospectus.

Effective January 1, 2004, the Income Benefit Combination Option 2 and the Income and Death Benefit Combination Option 2 ("Riders") will no longer be offered. If you add either of these Riders to your Contract prior to January 1, 2004, your Rider will not be affected. All references in the prospectus to the Riders are updated accordingly.